Table of Contents

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2006
LanVision Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 Alliance Road, Suite 200, Cincinnati, OH	45242-4716

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(513) 794-7100
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an off Balance Sheet Arrangement of Registrant
(a) On May 8, 2006, LanVision, Inc. a wholly owned subsidiary of LanVision Systems, Inc. signed a term Note, which is a revision and a restatement of the note originally executed on July 30, 2005 and revised and restated on June 8, 2005, and September 28, 2005 whereby certain financial covenants were added to the Term Note, and the amount restricted cash requirement was removed from the Tern Note. The loan is secured by a first lien on all the assets of the Company. The complete terms of this loan are set forth in the attached Exhibit 10.
Item 9.01 Financial Statements and Exhibits
          (c) Exhibits

EXHIBIT
NUMBER	DESCRIPTION

10	Term Note dated May 8, 2006 between LanVision, Inc. and The Fifth Third Bank
Signatures
Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LanVision Systems, Inc.
Date: May 10, 2006	By:	/s/ Paul W. Bridge, Jr.
Paul W. Bridge, Jr.
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

10	Term note dated May 8, 2006 between LanVision, Inc. and The Fifth Third Bank

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